SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 23, 2004
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-14770                                         43-1813160
(Commission File Number)                       (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Item 5 Other Events

      On July 26, 2004, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing Judith K. Hofer has been elected to its Board of Directors, with a term to expire in 2005. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Exhibits:

      99.1 Press Release, dated July 26, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PAYLESS SHOESOURCE, INC.


Date: July 26, 2004                            By: /s/ Ullrich E. Porzig
                                                   -----------------------------
                                                   Ullrich E. Porzig
                                                   Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer

                                  EXHIBIT INDEX

Exhibit No.         Exhibit
-----------         -------
   99.1             Press Release, dated July 26, 2004.